UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 07/03/2007

Genaera Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 0-19651

DE	13-3445668
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

5110 Campus Drive, Plymouth Meeting, PA 19462

(Address of principal executive offices, including zip code)

610.941.4020

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 1.01 Entry into a Material Definitive Agreement

On July 3, 2007, Genaera Corporation (the “Company”) granted an exclusive option to acquire license rights for drug uses of pexiganan, a small-molecule, anti-infective for treatment of diabetic foot infection (the “Option Agreement”) to MacroChem Corporation (“MacroChem). The Option Agreement gives MacroChem a 90-day exclusive right to enter into a license agreement with the Company. The Company received $250,000 upon execution of the Option Agreement. A copy of the Option Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
10.1	Letter Agreement between Genaera Corporation and MacroChem Corporation dated July 3, 2007. †

†	Certain portions of the exhibit have been omitted pursuant to a confidential treatment request submitted to the Securities and Exchange Commission.

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Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Genaera Corporation

Date: July 10, 2007	By:	/s/ Leanne M. Kelly
Leanne M. Kelly
Senior Vice President & Chief Financial Officer

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Exhibit Index

Exhibit No.	Description
EX-10.1	Letter Agreement between Genaera Corporation and MacroChem Corporation dated July 3, 2007. †

†	Certain portions of the exhibit have been omitted pursuant to a confidential treatment request submitted to the Securities and Exchange Commission.

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